UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2023
U.S. Neurosurgical Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-15586	52-1842411
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 Research Blvd, Suite 325
Rockville, Maryland	20850
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:
(301) 208-8998

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On April 17, 2023, the Board of Directors (the “Board”) of U.S. NeuroSurgical Holdings, Inc., a Delaware corporation, (“Company”) unanimously appointed Mr. William St. Lawrence, age 53, as a non-executive director of the Company’s Board, effective immediately.

Mr. St. Lawrence has served a director of Sonic Foundry, Inc. (Nasdaq: SOFO) since May 2021 and the General Counsel and VP of Business Development at Cayster, Inc., a dental technology company, since August 2019. Prior to joining Cayster, Mr. St. Lawrence served from February 2017 to August 2019, as the General Counsel and then interim CEO at Northern Power Systems (TSX), a VT-based renewable energy company. From September 2012 to December 2020, Mr. St. Lawrence was General Counsel/Chief Admin Officer and then Advisor for Northeast Wireless Networks, a wholesale shared access cellular networks company acquired by AT&T in September 2018. Mr. St. Lawrence serves as an advisor and consultant to a variety of technology and other companies. Mr. St. Lawrence has a B.A. in History from Hobart and William Smith Colleges and a J.D. from the University of Maine School of Law.

In connection with his service as a director, Mr. St. Lawrence will receive 50,000 shares of the Company’s common stock.

There are no arrangements or understandings between Mr. St. Lawrence and any other person pursuant to which he was appointed as a director. There are also no family relationships between Mr. St. Lawrence and any director or executive officer of the Company and Mr. St. Lawrence has no direct or indirect material interest in any related party transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 19, 2023

U.S. NeuroSurgical Holdings, Inc.

	By:	/s/ Alan Gold
	Name:	Alan Gold
	Title:	President